HIGHMARK FUNDS
                                      SMALL CAP GROWTH FUND

                              Supplement dated April 28, 2003 to
                      Retail Shares Prospectus dated April 28, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE PROSPECTUS.

     Effective May 15, 2003 the Small Cap Growth Fund will waive the front-end sales charge imposed on purchases of Class A Shares of $10,000 or more. Such purchases will be subject to a 2.00% contingent deferred sales charge if redeemed within 1 year of purchase. This special promotion will be in effect through June 30, 2003. All subsequent purchases of Class A Shares made after June 30, 2003 will be subject to the applicable front-end sales charge described in the "Fee and Expense" table on page 4 of the Prospectus.




                     PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.




HMK-SU-009-0100